                                                                    Exhibit 99.4
                                                                    page 1 of 2
                             THOMAS GROUP, INC.
               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1994
                               (in thousands)
                                 (Unaudited)


                                                                          ACQUISITION OF INTERLINK
                                                                              TECHNOLOGIES, INC.
                                                             ================================================
                                                    THOMAS         INTERLINK
                                                  GROUP, INC. TECHNOLOGIES, INC     PRO FORMA
                                                  HISTORICAL      HISTORICAL       ADJUSTMENTS
                                                     Note 1         Note 2            Note 2        PRO FORMA
                                                  ============================================================
Revenues                                          $   52,460         $  4,576         $    -         $  57,036

  Cost of sales, exclusive of depreciation            34,131            1,974            116 (b)        36,221
  Selling, general and administrative,
     exclusive of depreciation                        17,581            2,286              -            19,867
  Depreciation                                         1,187              102            (13)(c)         1,276
  Capitalized software amortization                        -              249             38 (d)           287
  Goodwill amortization                                    -                -             40 (e)            40
                                                  ------------------------------------------         ---------
                                                      52,899            4,611            181            57,691
                                                  ------------------------------------------         ---------
Operating Income(Loss)                                  (439)             (35)          (181)             (655)
  Interest income (expense)                              105                -              -               105
  Net gain on securities sale                            479                -              -               479
                                                  ------------------------------------------         ---------
Income before income taxes                               145              (35)          (181)              (71)
  Income taxes                                            99              (14)           (72)(f)            13
                                                  ------------------------------------------         ---------

Net Income                                        $       46         $    (21)        $ (109)        $     (84)
                                                  ==========================================         =========
Earnings per comon and common
  equivalent share                                $     0.01                                         $   (0.01)

Weighted average shares                            6,102,911                                         6,102,911

         The accompanying notes are an integral part of this statement

                                                                    Exhibit 99.4
                                                                    page 2 of 2
                             THOMAS GROUP, INC.
               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1995
                               (in thousands)
                                 (Unaudited)

                                                               ACQUISITION OF INTERLINK
                                                                 TECHNOLOGIES, INC.
                                                            ==============================
                                                  THOMAS        INTERLINK
                                               GROUP, INC.  TECHNOLOGIES, INC   PRO FORMA
                                                HISTORICAL      HISTORICAL     ADJUSTMENTS
                                                  Note 1          Note 2         Note 2             PRO FORMA
                                               ==============================================================
Revenues                                        $   31,834        $   4,233      $       -         $   36,067

  Cost of sales, exclusive of depreciation          19,028            2,602             54 (d)         21,684
  Selling, general and administrative,
     exclusive of depreciation                       7,057              912              -              7,969
  Depreciation                                         800               40              4 (e)            844
  Capitalized software amortization                      -              142              3 (f)            145
  Goodwill amortization                                  -                -             20 (g)             20
                                                ------------------------------------------         ----------
                                                    26,885            3,696             81             30,662
                                                ------------------------------------------         ----------
Operating Income(Loss)                               4,949              537            (81)             5,405
  Interest income (expense)                            204                -              -                204
  Net gain on securities sale                            -                -              -                  -
                                                ------------------------------------------         ----------
Income before income taxes                           5,153              537            (81)             5,609
  Income taxes                                       2,061              215            (33)(h)          2,243
                                                ------------------------------------------         ----------

Net Income                                      $    3,092        $     322      $     (48)        $    3,366
                                                ===========================================        ==========
Earnings per comon and common
  equivalent share                              $     0.50                                         $     0.54

Weighted average shares                          6,188,131                                          6,188,131



         The accompanying notes are an integral part of this statement

                               THOMAS GROUP, INC.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


1. HISTORICAL - The historical balances of Thomas Group, Inc. (the Company) represent the consolidated balance sheet as of June 30, 1995 and the consolidated results of operations for the year ended December 31, 1994 and the six months ended June 30, 1995, as reported in the consolidated financial statements which have been previously filed and are hereby incorporated by reference.

2. ACQUISITION OF INTERLINK TECHNOLOGIES, INC. - On August 29, 1995, the Company acquired substantially all of the assets of Interlink Technologies, Inc. ("Interlink") for approximately $1.5 million in cash. The acquisition was funded with cash from operations and accounted for under the purchase method of accounting.

The balance sheet of Interlink was derived from the historical balance sheet as of June 30, 1995. The combined statement of operations is for the year ended December 31, 1994 and the six months ended June 30, 1995. The combined statement of operations data for the year ended December 31, 1994 was derived as detailed at Exhibit 99.5.

The following pro forma adjustments for the acquisition of Interlink are reflected in the pro forma consolidated balance sheet as of June 30, 1995 and the pro forma consolidated statements of operations for the year ended December 31, 1994 and the six months ended June 30, 1995:

Unaudited Pro Forma Consolidated Balance Sheet

(a) To record the $1,500,000 cash paid at closing. The total purchase price of $1,500,000 has been allocated to the pro forma net assets acquired of approximately $1,301,000. The estimated fair value of the net assets at the acquisition date was allocated as follows:

                                                               ORG. BOOK                             NEW BOOK
                                                                 VALUE             ADJ.                VALUE
                                                        =====================================================
           Cash                                                $     419       $    (419)             $     0
           Other current assets                                    1,824          (1,818)                   6
           Property, plant and equipment                             222             178                  400
           Other assets                                               41               0                   41
           Capitalized software
           development costs                                         853              18                  871
           Current liabilities                                    (1,613)          1,599                  (14)
           Deferred Revenue                                         (822)            822                    0
           Other long-term liabilities                              (152)            149                   (3)
           Goodwill                                                    0             199                  199
           Capital                                                  (772)            772                    0
                                                        -----------------------------------------------------
                                                                       0       $   1,500              $ 1,500
                                                        =====================================================

                               THOMAS GROUP, INC.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                  (Unaudited)


Unaudited Pro Forma Consolidated Statements of Operations

(b) Additional compensation to the former owners of Interlink Technologies, Inc. as technical consultants to the Company.

(c) Additional depreciation resulting from the restated basis of property and equipment acquired.

(d) Additional amortization resulting from the reduction in the amortization period of capitalized software acquired from five years to three years. The Company believes that the three year period represents a more accurate estimated life of the current software given the rapidly changing software market.

(e)      Amortization of goodwill on a straight line basis over five years.

(f) Reduction of federal income taxes relating to the foregoing adjustments.